Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following table reconciles the income tax benefit at statutory rates to the actual income tax expense recorded (in thousands):

	Year Ended December 31,
	2018	2017	2016
Income tax benefit at federal statutory income tax rate	$534	$3,665	$4,068
State income tax expense, net of federal income tax benefit	804	(388)	(180)
Income passed through to common unit holders and noncontrolling interests	(36)	(2)	(2,985)
Permanent differences	(66)	(201)	(1,410)
Valuation allowance	8,887	(12,725)	(407)
Effect of the Tax Cuts and Jobs Act	—	(303)	—
Other	241	231	134
Total income tax (expense) benefit	$10,364	$(9,723)	$(780)

The components of income tax (expense) benefit are as follows (in thousands):

	Year Ended December 31,
	2018	2017	2016
Current:
Federal	$(439)	$(3,305)	$(2,578)
Foreign	(437)	(47)	—
State	(1,000)	(369)	(277)
Total current	(1,876)	(3,721)	(2,855)
Deferred:
Federal	10,646	(5,854)	2,023
Foreign	—	—	—
State	1,594	(148)	52
Total deferred	12,240	(6,002)	2,075
Total income tax (expense) benefit	$10,364	$(9,723)	$(780)

Interest and penalties of $6,000, $1,000 and $2,000 were paid or were due to taxing authorities for the years ended December 31, 2018, 2017 and 2016, respectively.
At December 31, 2018 and 2017, our net deferred tax asset (liability) and related valuation allowance on the consolidated balance sheets, consisted of the following (in thousands):

	December 31,
	2018	2017
Prepaid expenses	$(274)	$(218)
Investments in unconsolidated entities and joint ventures	(488)	12,529
Capitalized acquisition costs	4,030	1,652
Deferred compensation	2,462	4,285
Accrued expenses	757	851
Equity-based compensation	6,282	3,877
Furniture fixtures and equipment	(3,418)	(643)
Intangibles	(41,931)	860
Deferred revenue	2,189	629
Net operating loss	2,835	1,265
Deferred tax asset	(27,556)	25,087
Valuation allowance	(3,950)	(25,087)
Net deferred tax asset (liability)	$(31,506)	$—

As of December 31, 2018, the Company has net operating loss carryforwards of approximately $13.2 million for tax purposes, which will be available to offset future taxable income. If not used, these carryforwards will expire between 2036 and 2037.
We evaluate the recoverability of our deferred tax assets quarterly to determine if valuation allowances are required or should be adjusted. We assess whether valuation allowances should be established against deferred tax assets based on consideration of all available evidence, both positive and negative, using a “more likely than not” standard. The analysis utilized in determining the valuation allowance involves considerable judgment and assumptions. At December 31, 2017, we recorded a valuation allowance of $25.1 million for our deferred tax assets as we concluded that we did not meet the more likely than not standard that we will utilize our deferred tax assets because in the second quarter of 2017 we completed a legal restructuring of our organizational structure to facilitate our investment in businesses that provide products and services to the hospitality industry. The restructuring limited our ability to carryback losses, and as a result, we recorded a tax expense to reduce our net deferred tax asset to zero.
During the third quarter of 2018, we determined that it was more likely than not that we would realize a significant portion of our deferred tax assets because we recorded a $43.7 million deferred tax liability in the third quarter of 2018, and the future reversal of deferred tax liabilities is a source of future taxable income that allows us to utilize our deferred tax assets. Accordingly, in the third quarter of 2018, we reversed the valuation allowance on our deferred tax assets by recording a $15.1 million deferred income tax benefit in the consolidated statement of operations. The deferred tax liability related to our Premier acquisition, and it is the result of recording our book basis in Premier's acquired intangible assets at fair value while the tax basis of these assets was recorded using the seller's carryover basis, which is lower than fair value.
At December 31, 2018, we recorded a $4.0 million valuation allowance related primarily to Mexico and OpenKey deferred tax assets, which did not meet the more likely than not standard for recognition. We are able to recognize our remaining deferred tax assets based on future taxable income from reversing taxable temporary differences associated with the deferred tax liability recognized as a result of the Premier acquisition in the third quarter of 2018.
On December 22, 2017, President Trump signed the TCJA into legislation. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. In the case of U.S. federal income taxes, the enactment date is the date the bill becomes law (i.e., upon presidential signature). With respect to this legislation, we recorded a one-time income tax expense of approximately $303,000 due to a revaluation of our net deferred tax assets resulting from the decrease in the corporate federal income tax rate from 35% to 21% and elimination of the ability to carryback net operating losses generated after December 31, 2017. Additionally on December 22, 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the TCJA. The Company recognized the provisional tax impacts related to the revaluation of deferred tax assets and liabilities and included these amounts in its consolidated financial statements for the year ended December 31, 2017. As of December 31, 2018, we have finalized our accounting for the impacts of the TCJA. There were no changes to the provision amounts previously recorded.